                                                                    Exhibit 10.2


                           AMERICAN EQUITY INVESTMENT
                             1996 STOCK OPTION PLAN


         WHEREAS, the Board of Directors of the Company deems it in the best interest of the Company that certain employees and officers of the Company and its Subsidiary be given an opportunity to acquire an interest in the operation and growth of the Company as a means of assuring their maximum effort and continued association with the Company; and

         WHEREAS, the Board believes that the Company can best obtain these and other benefits by granting incentive or nonqualified stock options to employees and officers designated from time to time, pursuant to this Plan; and

         WHEREAS, the Board has determined to grant certain directors of the Company compensation in the form of nonqualified stock options pursuant to separate provisions within this Plan;

         NOW, THEREFORE, the Board does hereby adopt this Stock Option Plan, subject to approval, within twelve (12) months of the date of adoption, by at least a majority of the shares voting at a shareholder's meeting, and subject to any necessary authorizations from any governmental authority.

                                    ARTICLE I
                                     GENERAL

         1.01 Purpose. American Equity Investment 1996 Stock Option Plan (the "Plan") is intended to advance the interests of American Equity Investment Life Holding Company (the "Company"), its shareholders and its Subsidiary by encouraging and enabling selected employees and officers upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. The Plan also contains separate provisions under which directors are entitled to acquire stock ownership through options granted on a formula basis.

         1.02 Definitions.

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" means the body administering the Plan.

                  (d) "Common Stock" means shares of common stock, $1 par value, of the Company.

                  (e) "Date of Grant" means the date on which an option is granted under the Plan.

                  (f) "Incentive Stock Option" means an option granted under
         Article II of the Plan. Incentive Stock Options granted under the Plan are intended to be options which meet the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code"), as amended.

                  (g) "Option" means any option granted under the Plan.

                  (h) "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

                  (i) "Participant" means a person to whom one or more Options have been granted that have not been forfeited or terminated under the Plan.

                  (j) "Nonqualified Stock Option" means an option granted under
         Article III of the Plan.

                  (k) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424 of the Code.

                  (l) All personal pronouns used herein are intended to be gender neutral.

         1.03 Administration of Plan.

                  (a) The Plan shall be administered by the Board, if all members of the Board are disinterested persons, as hereinafter defined, or by a Committee of two or more members of the Board, each of whom is a disinterested person. If the Plan is administered by a Committee, it shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which Options shall be granted; to determine the number of shares and the purchase price of the Common Stock covered by each such Option; to construe and interpret the Plan; to determine the terms and provisions of the Option agreements, which need not be identical, including, but without limitation, the time and manner in which each Option shall be exercisable, and the terms covering the payment of the Option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

                  (b) For purposes of this Agreement, the term "disinterested person" shall mean a member of the Board who was not, during the one-year period prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company, or any of its affiliates, except that:

                           (i) participation in a formula plan meeting the
                  conditions of Rule

                  16b-3(c)(2)(ii) (formula awards) promulgated by the Securities and Exchange Commission ("SEC") shall not disqualify a director from being a disinterested person;

                           (ii) participation in an ongoing securities
                  acquisition plan meeting the conditions of Rule 16b-3(d)(2)(i) (thrift and savings plans) shall not disqualify a director from being a disinterested person;

                           (iii) an election to receive an annual retainer fee
                  either in cash or in an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a director from being a disinterested person;

                           (iv) administering another plan that does not permit
                  participation by members of the Board shall not disqualify a director from administering this Plan.

         The foregoing definition of a "disinterested person" is intended to comply with the requirements of Rule 16b-3(c)(2) and shall be deemed automatically amended to comply with any changes in such Rule which may hereafter be adopted by the SEC.

                  (c) Administration of the Plan by the Committee is applicable only to grants and awards of Options made pursuant to Articles II and III below. Directors who are not otherwise employed by the Company are not entitled to participate in grants and awards made under such Articles.

         1 .04 Stock Subject to Options. The maximum number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall be 400,000, subject to adjustment under the provisions of Section 5.03. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

         1.05 Participants. Except with respect to Directors Options granted pursuant to Article IV below, Participants in the Plan shall be selected by the Committee from the officers and other key employees of the Company and/or its Subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company in the past and potential contributions to the Company's profitability and sound growth. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan whether or not such persons are similarly situated.

         1.06 Types of Awards under Plan. Awards under the Plan may be in the form of any one or more of the following:

                  (a) Incentive Stock Options as described in Article II;

                  (b) Nonqualified Stock Options as described in Article III;

The formula grant of Options to Directors under Article IV shall be treated as a separate part of this Plan.

                                   ARTICLE II
                             INCENTIVE STOCK OPTIONS

         2.01 Award of Incentive Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options (intended to qualify as such under the provisions of Section 422A of the Code) to purchase the number of shares of Common Stock designated in the Options allotted by the Committee. Any Option granted pursuant to this Article II shall be designated as an "Incentive Stock Option."

         2.02 Terms and Conditions of Incentive Stock Options. Any Incentive Stock Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable employee and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

                  (a) Option Price. The option price per share with respect to each Incentive Stock Option shall be determined by the Committee but shall in no instance be less than 100% of the fair market value of a share of Common Stock on the Date of Grant and shall be paid in either cash or Common Stock. For the purpose hereof, fair market value shall be the last sale price on any national exchange or quotation system on the Date of Grant or, if the shares are not so traded, a similar measure of value as may be determined by the Committee in its sole discretion.

                  (b) Exercise of Options. An Option shall be exercised by a Participant by giving written notification to the Secretary of the Company (or other person designated by the Committee to receive such notice) of the Participant's exercise of such Option. Such notice shall specify the number of shares and the Date of Grant of the Option being exercised.

                  (c) Option Term. Options may be granted for a ten (10) year term. Each Option may be exercisable from time to time over a period commencing six (6) months after the Date of Grant and ending ten (10) years after the Date of Grant.

                  (d) Limitation on Exercise of Options. No Option may be exercised for less than ten (10) shares, subject to adjustment under
         Section 5.03. The aggregate fair market value (determined as of the time the Option is granted) of all shares of Common Stock which may be acquired upon the exercise of Options which first become exercisable in any calendar year pursuant to the terms of an Incentive Stock Option granted to an Optionee under the Plan or any other incentive stock option plan of the Company, shall not exceed $100,000, as set forth in ss. 422A of the Code, as amended. In addition, the Committee may, in its discretion, set additional restrictions with respect to the exercise of Options.

                  (e) Nontransferability of Options. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee, his guardian or legal representative. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment or similar process except with the express consent of the Committee.

                  (f) Termination of Employment. Upon termination of an Optionee's employment with the Company, or the relevant Subsidiary, his or her Option privileges, shall be limited to the shares purchasable by him or her as of the date that his or her employment was terminated, and such Option privileges shall expire sixty (60) days from the date that his or her employment was terminated. Nothing contained herein shall be construed to extend the ultimate term of the Option beyond the period of time as set out above in Section 2.02(c).

                  (g) Disability or Death of Optionee. If an Optionee's employment with the Company is terminated because of his death or disability, his Option privileges shall expire unless exercised within one (1) year after the date that his employment was terminated. In the event of the death of the Optionee, his Options may be exercised by the Optionee's designated beneficiary. Nothing contained herein shall be construed to extend the ultimate term of the Option beyond the period of time as set out above in Section 2.02(c).


                                   ARTICLE III
                           NONQUALIFIED STOCK OPTIONS

         3.01 Award of Nonqualified Stock Options. The Committee may, from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any Participant in the Plan one or more Nonqualified Stock Options to purchase the number of shares of Common Stock designated in the Options allotted by the Committee. Any Option granted pursuant to this Article III shall be designated as a "Nonqualified Stock Option."

         3.02 Terms and Conditions of Nonqualified Stock Options. Any Nonqualified Stock Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable employee and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

                  (a) Option Price. The option price per share with respect to each Option shall be determined by the Committee but shall in no instance be less than 100% of the fair market value of a share of Common Stock on the Date of Grant and shall be paid in either cash or Common Stock. For the purpose hereof, fair market value shall be the last sale price on any national exchange or quotation system on the Date of Grant or, if the shares are not so traded, a similar measure of value as may be determined by the Committee in its sole discretion.

                  (b) Exercise of Options. An Option shall be exercised by a Participant by giving written notification to the Secretary of the Company (or other person designated by the Committee to receive such notice) of the Participant's exercise of such Option. Such notice shall specify the number of shares and the Date of Grant of the Option being exercised.

                  (c) Option Term. Options may be granted for a ten (10) year term. Each Option may be exercisable from time to time over a period commencing six (6) months after the Date of Grant and ending ten (10) years after the Date of Grant.

                  (d) Limitation on Exercise of Options. No Option may be exercised for less than ten (10) shares, subject to adjustment under
         Section 5.03. In addition, the Committee may, in its discretion, set additional restrictions with respect to the exercise of the Options.

                  (e) Nontransferability of Options. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee, his guardian or legal representative. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment or similar process except with the express consent of the Committee.

                  (f) Termination of Employment. Upon termination of an Optionee's employment with the Company, or the relevant Subsidiary, his Option privileges, shall be limited to the shares purchasable by him as of the date that his employment was terminated, and such Option privileges shall expire sixty (60) days from the date that his employment was terminated. Nothing contained herein shall be construed to extend the ultimate term of the Option beyond the period of time as set out above in Section 3.02(c).

                  (g) Disability or Death of Optionee. If an Optionee's employment with the Company is terminated because of his death or disability, his Option privileges shall expire unless exercised within one (1) year after the date that his employment was terminated. In the event of the death of the Optionee, his Options may be exercised by the Optionee's designated beneficiary. Nothing contained herein shall be construed to extend the ultimate term of the Option beyond the period of time as set out above in
Section 3.02(c).

                                   ARTICLE IV
                                DIRECTORS OPTIONS

         4.01 Grant of Options to Directors. Any person who is a Director of the Company but not also an employee of the Company shall be entitled to receive a grant of nonqualified stock options for -0- shares of Common Stock per year, subject to adjustment under Section 5.03. Each grant of such Options shall be made on the first business day of the month following the month in which the Company's Annual Meeting of Stockholders is held.

         4.02 Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable Director and shall contain the following limitations and conditions:

                  (a) Option Price. The option price per share with respect to each Option shall be the fair market value of a share of the Common stock on the Date of Grant and shall be paid in either cash or Common Stock. For the purpose hereof, fair market value shall be the last sale price on any national exchange or quotation system on the Date of Grant or, if not so traded, a similar measure of value as determined by the Committee in its sole discretion.

                  (b) Option Term. Options may be granted for a ten (10) year term. Each Option may be exercisable from time to time over a period commencing six (6) months after the Date of Grant and ending ten (10) years after the Date of Grant.

                  (c) Limitation on Exercise of Options. No Option may be exercised for less than ten (10) shares.

                  (d) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee, his guardian or legal representative. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment or similar process except with the express consent of the Board.

                  (e) Termination of Directorship. Upon termination of an Optionee's directorship with the Company for any reason, including without limitation the Optionee's death or disability, his Option privileges shall expire one (1) year from such date. In the event of the death of the Optionee, his Options may be exercised by Optionee's designated beneficiary. Nothing contained herein shall be construed to extend the ultimate term of the Option beyond the period of time as set out above in Section 4.02(b).

                                    ARTICLE V
                                  MISCELLANEOUS

         5.01 Acceleration of Vesting.

                  (a) If an Option contains a vesting schedule or has not become totally exercisable as of the date of any of the following events, such vesting schedule may be accelerated, and/or any other restrictions to exercise may be removed upon delivery to the Committee of a written election of such acceleration by the Optionee (or the designated beneficiary of a deceased Optionee):

                           (i) The death of the Optionee;

                           (ii) The disability of the Optionee;

                           (iii) A "change of control" as hereinafter defined.

                  (b) For purposes of this Agreement, a "change in control" shall be deemed to have occurred on such date if:

                           (i) any person, organization or association of
                  persons or organizations acting in concert, excluding affiliates of the Company itself, shall acquire more than twenty percent (20%) of the outstanding voting stock of the Company in whole or in part by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of any one or more classes of the voting securities of the Company to acquire such shares for cash, other property or a combination thereof; or

                           (ii) any person, organization or association of
                  persons or organizations acting in concert shall succeed in electing two or more directors in any one election in opposition to those proposed by management; or

                           (iii) the Company transfers all or substantially all
                  of its operating properties and assets to another person, organization or association of persons or organizations, excluding affiliates of the Company itself; or

                           (iv) the Company shall consolidate with or merge into
                  any person, firm or corporation unless the Company or a Subsidiary shall be the continuing corporation or the successor corporation;

         5.02 Individuals With More than 10% Ownership. No Option will be granted to an individual who at the time of the grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         5.03 Adjustments.

                  (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, reorganization, tender offer or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares on which Options may be granted under the Plan, including without limitation, the number of shares on which Options are to be granted annually to Directors under
         Section 4.01. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which Options, or portions thereof are then unexercised, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee and each such person shall have the right during such period to exercise his Options as to all or any part of the shares covered thereby including shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

                  (c) Adjustments and determinations under this Section 5.03 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive.

         5.04 Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         5.05 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes. If stock is received, it shall be held in the treasury and used as the Company decides.

         5.06 Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or to affect any right which the Company may have to terminate the employment of such Participant.

         5.07 Amendment, Suspension and Termination of Plan. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that the Plan may not be amended more than once during any six- month period, except if necessary to comply with the Code or ERISA, and that, without approval by the shareholders of the Company representing a majority of the voting power present at a duly called meeting, no such amendment shall (a) except as specified in Section 5.03, increase or decrease the number of shares for which Options may be granted under the Plan; (b) change the provisions of
Section 1.05 relating to whom may be granted Options; (c) change the provisions of Sections 1.02(a), 1.02(k), 2.02(a) and 3.02(a) relating to the establishment of the Option price; (d) change the provisions of Sections 2.02(c) or 3.02(b) relating to the expiration date of each Option; (e) change the provisions of this Section relating to the term of this Plan, or (f) otherwise materially increase the benefits accruing to Participants under the Plan. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on the 18th day of January, 2006. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without a Participant's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Participant under the Plan.

         5.08 Cash or Property Bonus. The Board, in its sole and absolute discretion, may at any time including but not limited to the time of exercise, authorize a taxable cash or property bonus to be paid a Participant who is not a Director. The amount of the bonus, if any, shall be determined by the Board. The property transferred at exercise is subject to Section 61 and Section 83 of the Code, as amended.

         5.09 Effective Date of Plan and Shareholder Approval. The effective date of the Plan is the 18th day of January, 1996, the date of its approval by the Board; however, if the Plan is not approved and ratified by the shareholders of the Company within twelve (12) months from the date the Plan was adopted and approved by the Board, the Plan shall terminate and any Options granted thereunder shall be void and have no force or effect.

         Dated this 18th day of January, 1996.


                               By: /s/ D.J.  Noble
                                   -----------------------------
                                   D.J.  Noble, President

ATTEST:

/s/ Wendy L. Carlson
---------------------------